Exhibit 10.4

                               SECURITY AGREEMENT

      This Security Agreement ("Agreement") dated as of December 29, 2005, is given by TelePlus Wireless Corp., a Nevada corporation ("Grantor") in favor of Star Number, Inc., a Delaware corporation (the "Secured Party").

                                   Background

      A. Pursuant that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated the date hereof between Grantor and the Secured Party, Grantor acquired the Purchased Assets (as defined in the Asset Purchase Agreement). In connection therewith, Grantor has executed and delivered to the Secured Party a Promissory Note dated as of the date hereof in the original principal amount of $500,000 (the "Note" and together with all other secured notes executed and delivered from time to time after the date hereof by Grantor to Secured Party in such other amounts and evidencing additional indebtedness by Grantor to Secured Party, the "Notes").

      B. To secure repayment of the indebtedness evidenced by the Notes and all other undertakings of Grantor to the Secured Party thereunder (the "Obligations"), Grantor desires to grant a security interest in certain property of Grantor to the Secured Party as described herein.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                          SECTION 1 - SECURITY INTEREST

      1.1 Description. As security for the payment of the Obligations and undertakings of every kind or nature whatsoever of Grantor to the Secured Party, whether now existing or hereafter incurred, matured or unmatured, due or to become due, arising under the Notes, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefore; the payment of all amounts advanced by the Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, Grantor hereby assigns and grants to the Secured Party, a continuing lien on and security interest in, all assets of Grantor now owned or existing and hereafter acquired or arising, including, without limitation, all now owned or existing and hereafter acquired or arising accounts, chattel paper (including electronic chattel paper and tangible chattel paper), contracts, deposit accounts, documents, equipment, general intangibles, goods, healthcare insurance receivables, instruments, inventory, investment property, books and records, letter of credit rights and supporting obligations and records, in each case wheresoever located, but only to the extent the foregoing assets constitute "Purchased Assets" under the Asset Purchase Agreement, together with all accessions to, substitutions for and replacements, products and proceeds of all of the foregoing (collectively, the "Collateral").

      1.2 Lien Documents. As the Secured Party deems necessary, Grantor shall execute and deliver to the Secured Party (all in form and substance satisfactory to the Secured Party), any agreements, documents, instruments and writings, reasonably required to evidence, perfect or protect the Secured Party's lien and security interest in the Collateral required hereunder.

      1.3 Other Actions.

            (i) (a) The Secured Party is hereby authorized to file financing statements and amendments to financing statements without Grantor's signature in accordance with the Uniform Commercial Code as in effect in the State of Delaware from time to time (the "UCC"). Grantor hereby authorizes the Secured Party to file all financing statements and amendments to financing statements describing the Collateral in any filing office as required to perfect the liens of the Secured Party, in the Collateral. Grantor agrees to comply with the requirements of all state and federal laws and requests of the Secured Party in order for the Secured Party to have and maintain a valid and perfected security interest in the Collateral.

            (ii) (b) In addition to the foregoing, Grantor shall do anything further that may be reasonably required by the Secured Party to secure the Secured Party and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of security agreements, contracts and any other documents required hereunder.

      1.4 Filing Security Agreement. A carbon, photographic or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

      1.5 Power of Attorney. The Secured Party or its representative are hereby irrevocably made, constituted and appointed the true and lawful attorney for Grantor (without requiring it to act as such) with full power of substitution to do the following: (a) execute in the name of Grantor, schedules, assignments, instruments, documents and statements that Grantor is obligated to give the Secured Party hereunder or is necessary to perfect (or continue to evidence the perfection of such security interest); (b) during the continuance of an Event of Default, endorse the name of Grantor upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to Grantor and constitute collections on Grantor's Collateral; and (c) during the continuance of an Event of Default, do such other and further acts and deeds in the name of Grantor that the Secured Party may reasonably deem necessary or desirable to enforce any Collateral or perfect the Secured Party's security interest or lien in the Collateral.


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

                   SECTION 2 - REPRESENTATIONS AND WARRANTIES

      2.1 Grantor represents and warrants to the Secured Party that:

            (a) Corporate Organization. Grantor (i) is duly organized and validly existing under the laws of the State of Nevada, (ii) has the power and authority to operate its business and to own its property and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business.

            (b) Non-Contravention. The making and performance of this Agreement and other agreements executed in connection herewith will not (immediately, with the passage of time or with the giving of notice or both) violate the certificate of incorporation or bylaws of Grantor or result in a default under any contract, agreement or instrument to which Grantor is a party or by which Grantor or its property is or may be bound, except as disclosed in the Asset Purchase Agreement.

            (c) Power and Authority. Grantor has the power and authority to enter into and perform this Agreement and to incur the obligations herein and therein provided for, and has taken all proper and necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Agreement.

            (d) Enforceable. This Agreement is valid, binding and enforceable against Grantor in accordance with its terms.

            (e) Consents and Approvals. All necessary consents, approvals or authorizations of, or filing, registration or qualification with, any person, required to be obtained by Grantor in connection with the execution and delivery of this Agreement or the undertaking or performance of any obligation hereunder has been obtained, except as disclosed in the Asset Purchase Agreement.

            (f) Title. The Collateral is free and clear of any and all liens, claims, encumbrances or security interests, except for the security interests referred to in paragraph 2.1(i) below.

            (g) Governmental Consent. Neither the nature of Grantor or of its business or property, nor any relationship between Grantor and any other person, nor any circumstance affecting Grantor in connection with the issuance or delivery of this Agreement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of Grantor.

            (h) Government Regulations. Grantor has obtained all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its property and for the conduct of its business. Grantor is not in violation of or receipt of written notice that it is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or of any other jurisdiction, or of any agency, or department thereof, a violation of which causes or could cause a material adverse effect.


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

            (i) Perfection. This Agreement is effective to create in favor of the Secured Party, a legal, valid and enforceable lien in all right, title and interest of Grantor in the Collateral, and when a financing statement has been filed in the State of Nevada under Grantor's name, the Secured Party will have a perfected, first priority lien in the Collateral; provided, however, that such security interest shall be second in priority to the security interest of Cornell Capital Partners, LP ("Cornell") until such time as Cornell consents to the Secured Party's security interest in the Collateral having priority over Cornell's security interest in the Collateral, it being expressly understood that Grantor does not undertake to obtain any such assignment of priority from Cornell. The Grantor acknowledges and agrees that the failure by TelePlus Enterprises, Inc. ("Parent"), the owner of all of the outstanding capital stock of Grantor, to obtain the consent of Cornell Capital Partners, LP ("Cornell Capital Partners") to the execution of this Agreement by Grantor and that certain Guaranty Agreement of even date herewith by the Parent in favor of Secured Party within 30 days after the date thereof shall constitute an event of default under the Note.

                              SECTION 3 - COVENANTS

      3.1 Grantor covenants that:

            (a) Payment of Taxes and Claims - Grantor shall pay, before they become delinquent,

                  (i) all taxes, assessments and governmental charges or levies imposed upon it or upon Grantor's property, and

                  (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other persons entitled to the benefit of statutory or common law liens, which, if unpaid, would result in the imposition of a lien upon its property;

provided, however, that Grantor shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall at the time be contested in good faith.

            (b) Property Insurance. Grantor shall continue to maintain the insurance or such similar insurance as is reasonably prudent. Grantor further covenants that all insurance premiums owing under its current policies have been paid. Grantor shall notify the Secured Party, immediately, upon Grantor's receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

            (c) Financial Records. Grantor shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, and Grantor shall provide the Secured Party with a right to inspect such records upon request during normal business hours.

            (d) Corporate Existence and Rights. Grantor shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises. Grantor shall maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its businesses.


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

            (e) Compliance with Laws. Grantor: (i) shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, and (ii) shall obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its businesses, which violation or failure to obtain causes or could cause a material adverse effect. Grantor shall timely satisfy all assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any governmental authority against Grantor or any property of Grantor.

            (f) Location of Collateral; Inspection. Upon the request of the Secured Party, Grantor shall provide the Secured Party with the locations of the Collateral and the right to inspect such Collateral during normal business hours.

            (h) Merger, Consolidation, Dissolution or Liquidation. Grantor may not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to another corporation, person or entity.

            (i) Other Agreements. Grantor shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs Grantor's ability to perform under this Agreement, or under any other instrument, agreement or document to which Grantor is a party or by which it is or may be bound.

            (j) Change of Location or Jurisdiction of Organization. Grantor shall not change its name or jurisdiction of organization without thirty (30) days prior written notice to the Secured Party.

            (k) Perfection. Grantor shall notify the Secured Party if it acquires or makes any change to any Collateral with respect to which additional action is required to perfect or maintain perfection of the Secured Party's security interest therein, and Grantor shall take such actions as the Secured Party may request to maintain a perfected security interest in the Collateral.

                               SECTION 4 - DEFAULT

      4.1 Default. Grantor shall be in default under this Agreement upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

            (a) Failure to pay when due any of the Obligations.

            (b) Failure or refusal to observe, keep and perform any of the covenants, agreements and obligations contained in the Notes or this Agreement and such refusal or failure continues for 30 days after notice by Secured Party to Grantor


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

            (c) Any warranty, representation or statement made by Grantor in this Agreement proves to have been incorrect in any material respect as of the date made or deemed made or any representation or statement, certificate, request or other document furnished to Secured Party pursuant to the Notes or this Agreement proves to have been incorrect in any material respect as of the date made or deemed made.

            (d) Grantor (i) has applied for or consented to the appointment of a receiver, custodian, trustee, intervenor or liquidator of all or a substantial part of its assets, (ii) has voluntarily become the subject of a bankruptcy, reorganization or insolvency proceeding or is insolvent or has admitted in writing that it is unable to pay its debts as they become due, (iii) has made a general assignment for the benefit of creditors, (iv) has filed a petition or answer seeking reorganization or an arrangement with creditors or attempted to take advantage of any bankruptcy or insolvency laws, (v) has filed an answer admitting the material allegations of, or consented to, or defaulted in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) is the subject of an order for relief under any bankruptcy, reorganization or insolvency proceeding.

            (e) Parent fails to obtain the consent of Cornell Capital Partners to the execution of this Agreement by Grantor and that certain Guaranty Agreement of even date herewith by the Parent in favor of Secured Party within 30 days after the date thereof.

      4.2 Rights and Remedies on Default. In addition to all other rights, options and remedies granted to the Secured Party under this Agreement, the Secured Party upon the occurrence of an Event of Default, exercise any other rights granted to it under the UCC and any other applicable law, including, without limitation, the following rights and remedies: assemble, sell, take possession of, send notices, and collect directly the Collateral, with or without judicial process.

      4.3 Nature of Remedies. The Secured Party shall have the right to proceed against all or any portion of the Collateral in any order and may apply such Collateral to the liabilities and obligations of Grantor to the Secured Party in any order. All rights and remedies granted to the Secured Party hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Secured Party may proceed with any number of remedies at the same time until the Obligations are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and the Secured Party, upon the occurrence of an Event of Default, may proceed against the Grantor, and the Collateral, at any time, under any agreement, with any available remedy and in any order.

                            SECTION 5 - MISCELLANEOUS

      5.1 Governing Law: This Agreement, and all related agreements and documents shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws.

      5.2 Notices. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by facsimile, or by hand delivery, or by electronic transmission (that is, "e-mail"), or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to Secured Party (or Seller) or Grantor (or Buyer) at the address set forth in the Asset Purchase Agreement for Seller and Buyer. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the facsimile transmission without error, or the date of hand delivery, or the date of delivery to the recipient's computer, or one business day after delivery to a nationally recognized overnight delivery service, or three business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon Grantor in fact received by Grantor shall be sufficient notice or demand.


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

      5.3 Waiver; Time of Essence.

            (a) No omission or delay by the Secured Party in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of the Secured Party's rights hereunder will be valid unless in writing and signed by the Secured Party, and then only to the extent specified.

            (b) Time is of the essence with respect to Grantor's obligations hereunder.

      5.4 Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

      5.5 Counterpart Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

      5.6 Successors and Assigns. All provisions herein shall inure to, become binding upon the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto.

      5.7 Headings, etc. Any cross-reference, table and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions thereof.

      5.8 Waiver of Jury Trial: Grantor and the Secured Party hereby waive any and all rights any may have to a jury trial in connection with any litigation commenced by or against the Secured Party with respect to rights and obligations of the parties hereto.

                     {Signatures appear on following page.}


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

      IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.

                                            GRANTOR:

                                            TELEPLUS WIRELESS, CORP.


                                            By: /s/ Marius Silvasan
                                                --------------------------------
                                            Name:
                                            Title:

                                            I have the authority to bind the
                                            Corporation


                                            SECURED PARTY:

                                            STAR NUMBER, INC.


                                            By: /s/ Frank C. Bennett
                                                --------------------------------
                                            Name:
                                            Title:

                                            I have the authority to bind the
                                            Corporation


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